COMMON STOCK

PAR VALUE TEN CENTS ($.10)

CEC

entertainment, inc.

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Certificate Number
ZQ 000000

Shares
600620****
600620**
****600620****
*****600620***
******600620**

CEC ENTERTAINMENT, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

CUSIP 125137 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS AND INFORMATION REGARDING THE ARTICLES OF INCORPORATION, AS AMENDED

is the owner of

*** SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

CEC Entertainment, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Richard M. Frank
Chairman

Meredith W. Bjorck
Secretary

CEC ENTERTAINMENT, INC. CORPORATE SEAL 1980 KANSAS

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By ______________________
AUTHORIZED SIGNATURE

CEC ENTERTAINMENT, INC.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED UNDER AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION, AS AMENDED, OF THE CORPORATION. THE CORPORATION WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE A DESCRIPTION OF THE AUTHORIZED COMMON STOCK AND PREFERRED STOCK OF THE CORPORATION AND A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF SUCH STOCK AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	.... Custodian .... (Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act .... (State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	.... Custodian (until age. . .). .... (Cust) (Minor) under Uniform Transfers to Minors Act. .... (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, ______________________ hereby sell, assign and transfer unto [ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________________ 20 ____________

Signature: ______________________________

Signature: ______________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.